UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 13, 2007
Cardica, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-51772 (Commission File Number)	94-3287832 (I.R.S. Employer Identification No.)
900 Saginaw Drive
Redwood City, California 94063
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 364-9975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On February 13, 2007, the Board of Patent Appeals and Interferences of the U.S. Patent and Trademark Office (the “Patent Interferences Board”) awarded judgment against Integrated Vascular Interventional Technologies, LLC (“IVIT”) in a United States patent interference proceeding involving a patent issued to Cardica Inc. (“Cardica”) related to its C-Port system and a patent application that has been assigned to IVIT. The Patent Interferences Board determined that IVIT is not entitled to a patent containing the IVIT patent application’s only claim.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: February 16, 2007	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

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